SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/ X /    Preliminary Proxy Statement
- ----
 ----
/   /    Preliminary Additional Materials
- ----
 ----
/   /    Definitive Proxy Statement
- ----
 ----
/   /    Definitive Additional Materials
- ----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                   THE PUTNAM FUND FOR GROWTH AND INCOME
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
 ----
/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
 ----
/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
THE PUTNAM FUND FOR GROWTH AND INCOME

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES'
RECOMMENDATIONS ON PAGES [ ] AND [   ].

WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY
STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US.  WHEN
SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE
HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN
COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

TABLE OF CONTENTS

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .3

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . . . . .[5]


PROXY CARD ENCLOSED























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.  ELECTING TRUSTEES TO OVERSEE YOUR FUND;

2.  RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
    AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR; AND

3.  APPROVING AMENDMENTS TO CERTAIN OF YOUR FUND'S FUNDAMENTAL
    INVESTMENT RESTRICTIONS.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

THE PUTNAM FUND FOR GROWTH AND INCOME
NOTICE OF A MEETING OF SHAREHOLDERS

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of The Putnam Fund for Growth and Income:

A Meeting of Shareholders of your fund will be held on October 3, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   ELECTING TRUSTEES. SEE PAGE [  ].

2.   RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
     AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR.  SEE
     PAGE [  ].

3.A. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST WITH RESPECT TO THE FUND'S PERMITTED
     INVESTMENTS.  SEE PAGE [  ].

3.B. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST WITH RESPECT TO DIVERSIFICATION.  SEE
     PAGE [  ].

3.C. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST WITH RESPECT TO INVESTMENTS IN ISSUERS
     THAT HAVE BEEN IN OPERATION FOR LESS THAN THREE YEARS.  SEE
     PAGE [  ].

3.D. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST WITH RESPECT TO THE PURCHASE OF CERTAIN
     ILLIQUID SECURITIES.  SEE PAGE [  ].

3.E. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST WITH RESPECT TO INVESTMENTS IN
     SECURITIES OF ISSUERS IN WHICH MANAGEMENT OF THE FUND OR
     PUTNAM INVESTMENT MANAGEMENT, INC. OWNS SECURITIES.  SEE PAGE
     [  ].

3.F. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO MAKING LOANS BY PURCHASING
     SECURITIES.  SEE PAGE [  ].

3.G. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST WITH RESPECT TO MAKING LOANS THROUGH
     REPURCHASE AGREEMENTS AND SECURITIES LOANS.  SEE PAGE [  ].

3.H. Approving an amendment to the fund's Agreement and Declaration of Trust with respect to owning 10% of the voting securities of a single issuer. See page [ ].

3.I. Approving an amendment to the fund's fundamental investment restrictions with respect to investments in real estate. See page [ ].

3.J. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO CONCENTRATION OF ITS ASSETS.  SEE
     PAGE [  ].

3.K. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST WITH RESPECT TO PLEDGING ASSETS.  SEE
     PAGE [  ].

3.L. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST AND THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO BORROWING.  SEE PAGE [  ].

3.M. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO INVESTMENTS IN COMMODITIES.  SEE
     PAGE [  ].

3.N. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST WITH RESPECT TO MARGIN TRANSACTIONS.
     SEE PAGE [  ].

3.O. APPROVING AN AMENDMENT TO THE FUND'S AGREEMENT AND
     DECLARATION OF TRUST AND THE ELIMINATION OF THE FUND'S
     FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT
     SALES.  SEE PAGE [  ].

3.P. APPROVING THE ELIMINATION OF THE FUND'S FUNDAMENTAL
     INVESTMENT RESTRICTION WITH RESPECT TO INVESTING TO GAIN
     CONTROL OF A COMPANY'S MANAGEMENT.  SEE PAGE [   ].

3.Q. APPROVING AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTION WITH RESPECT TO UNDERWRITING.  SEE PAGE [  ].

4.   TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
     MEETING.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter        Robert E. Patterson
Hans H. Estin            Donald S. Perkins
John A. Hill             George Putnam, III
Ronald J. Jackson        Eli Shapiro
Elizabeth T. Kennan      A.J.C. Smith
Lawrence J. Lasser       W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

August  , 1996

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGES. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC"); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF THE PUTNAM FUND FOR GROWTH AND INCOME for use at the Meeting of Shareholders of the fund to be held on October 3, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1.   FOR THE ELECTION OF ALL NOMINEES;

2.   FOR SELECTING PRICE WATERHOUSE LLP AS THE INDEPENDENT
     AUDITORS OF YOUR FUND;

3.A. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO THE FUND'S PERMITTED INVESTMENTS;

3.B. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO DIVERSIFICATION;

3.C. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO INVESTMENTS IN ISSUERS THAT HAVE BEEN IN
     OPERATION FOR LESS THAN THREE YEARS;

3.D. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO THE PURCHASE OF CERTAIN ILLIQUID SECURITIES;

3.E. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN WHICH MANAGEMENT OF THE FUND OR PUTNAM INVESTMENT MANAGEMENT, INC.
     OWNS SECURITIES;

3.F. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO MAKING LOANS BY PURCHASING SECURITIES;

3.G. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO MAKING LOANS THROUGH REPURCHASE AGREEMENTS AND SECURITIES LOANS;
3.H. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO OWNING 10% OF THE VOTING SECURITIES OF A
     SINGLE ISSUER;

3.I  FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
     WITH RESPECT TO INVESTMENTS IN REAL ESTATE;

3.J. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO CONCENTRATION OF ITS ASSETS;

3.K. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     AND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO BORROWING;

3.L. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN COMMODITIES;

3.M. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO MARGIN TRANSACTIONS;

3.N. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     AND ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
     RESTRICTIONS WITH RESPECT TO SHORT SALES; AND

3.O. FOR AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO PLEDGING ASSETS;

3.P. FOR ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
     MANAGEMENT;

3.Q. FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO UNDERWRITING.  SEE PAGE [  ].


WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on July 5, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or about August , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS

I.   ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 52, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 67, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


JOHN A. HILL
[INSERT PICTURE]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


RONALD J. JACKSON
[INSERT PICTURE]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots.


Mr. Jackson currently serves as a Trustee of Salem Hospital and an Overseer of the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of Michigan State University Business School.


ELIZABETH T. KENNAN
[INSERT PICTURE]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.

ROBERT E. PATTERSON
[INSERT PICTURE]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


DONALD S. PERKINS*
[INSERT PICTURE]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the
nation's largest media conglomerates.   He previously served as a
Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.

WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.


GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 69, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 44, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea
Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard
College, Harvard Business School and Harvard Law School.


ELI SHAPIRO
[INSERT PICTURE]

Dr. Shapiro, age 79, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and
Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia
University.


A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


- ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Dr. Shapiro and Mr. Jackson, all the nominees were elected by the shareholders in July 1994. Dr. Shapiro and Mr. Jackson were elected by the other Trustees in April 1995 and May 1996, respectively. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 14 for your fund.

WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $46 million. The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.
                          SHARE OWNERSHIP BY TRUSTEES+

                         YEAR FIRST                              NUMBER OF
                         ELECTED AS          NUMBER OF           SHARES OF
                         TRUSTEE OF          SHARES OF THE       ALL PUTNAM
                         THE PUTNAM          FUND OWNED          FUNDS OWNED
TRUSTEES                 FUNDS               AS OF 6/28/96*      AS OF 6/28/96**
- --------------------------------------------------------------------------------
Jameson A. Baxter        1994
Hans H. Estin            1972
John A. Hill             1985
Ronald J. Jackson        1996
Elizabeth T. Kennan      1992
Lawrence J. Lasser       1992
Robert E. Patterson      1984
Donald S. Perkins        1982
William F. Pounds        1971
George Putnam            1957
George Putnam, III       1984
Eli Shapiro              1995***
A.J.C. Smith             1986
W. Nicholas Thorndike    1992
- --------------------------------------------------------------------------------
* Except as noted below, each Trustee has sole investment power and sole voting power with respect to his or her shares of the fund.

**   These holdings do not include shares of Putnam money market funds.

*** Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

As of June 28, 1996, the Trustees and officers of the fund owned a
total of       shares of the fund, comprising less than 1% of its
outstanding shares on that date.  A total of       of these shares
are held by certain "interested" Trustees and officers of your fund and Putnam Management in their Putnam Investments, Inc. Profit Sharing Retirement Plan accounts. Each individual accountholder has sole investment power and shared voting power with respect to his/her account.

WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;

          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's
performance is reviewed in detail at least twice a year.   The
Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

COMPENSATION TABLE+

                                                        Total
                                Aggregate        compensation
                             compensation            from all
Trustees                   from the fund*      Putnam funds**
- --------------------------------------------------------------
Jameson A. Baxter/1994         $11,017         $150,854
Hans H. Estin/1972              11,097          150,854
John A. Hill/1985***            10,870          149,854
Elizabeth T. Kennan/1992        10,947          148,854
Lawrence J. Lasser/1992         11,097          150,854
Robert E. Patterson/1984        11,247          152,854
Donald S. Perkins/1982          11,097          150,854
William F. Pounds/1971          10,807          149,854
George Putnam/1957              11,097          150,854
George Putnam, III/1984         11,097          150,854
Eli Shapiro/1995****             5,229           95,372
A.J.C. Smith/1986               10,978          149,854
W. Nicholas Thorndike/1992      11,247          152,854


+   Ronald J. Jackson became a Trustee of the fund effective May
    3, 1996 and received no compensation from the fund or the other Putnam funds in 1995.

* Includes an annual retainer and an attendance fee for each meeting attended.

** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.

*** Includes compensation deferred pursuant to a Trustee
    Compensation Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by all Putnam funds as of December 31, 1995 was $51,141, including income earned on such amounts.

****Elected as a Trustee in April 1995.

Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page [  ].

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

3.  PROPOSALS A-Q.

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to the fund's fundamental investment restrictions, including the elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of all of the Putnam funds, including your fund and, in certain cases, to increase the fund's investment flexibility. By having standard investment restrictions for all Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies. Some of these changes will have little immediate effect on the way your fund is managed given the fund's current investment objective and policies.

Several of the proposals request that certain fundamental restrictions be made non-fundamental, so that the fund would have the ability to modify or eliminate these restrictions without shareholder approval. Many of the restrictions that are proposed to be changed are incorporated in the fund's Agreement and Declaration of Trust (the "Declaration of Trust") and, as a result, may only be modified by vote of a majority of the fund's outstanding shares. This voting requirement is stricter than that imposed by the Investment Company Act of 1940, as amended (the "1940 Act"). The higher voting threshold required by the Declaration of the Trust may impose greater proxy solicitation costs on the fund in the event that it becomes necessary or desirable to revise these restrictions in the future. As a result, as indicated below, the Trustees are also recommending that all of these restrictions be removed from the Declaration of Trust. As of the date of the mailing of this proxy statement, there is legislation pending before the U.S. Congress which seeks to end all state-imposed investment limitations on investment companies like the fund. Since many of these restrictions are the result of state securities law requirements, this legislation, if successful, would most likely lead to the removal of many of these non-fundamental restrictions.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

3.A. AMENDING THE AGREEMENT AND DECLARATION OF TRUST WITH RESPECT
     TO THE FUND'S PERMITTED INVESTMENTS

The Trustees are recommending that the Declaration of Trust be amended to give the fund broader authority to make investments.
The proposed changes would bring the fund's Declaration of Trust more in line with that of most other Putnam funds.

The proposed amended paragraph of Article V of the Declaration of Trust is set forth below. Additions are shown in BOLDFACE and deletions are shown in [italics]. The section of the paragraph regarding repurchase agreements and securities loans is proposed to be eliminated by proposal 3.G. below, and will only be eliminated if that proposal is approved. The fund's ability to pledge its assets and to borrow are proposed to be modified by proposals 3.K. and 3.L., respectively.

    Section 4.  The Trustees shall have full power and
    authority TO INVEST IN, PURCHASE, SELL, AND OTHERWISE
    ENGAGE IN TRANSACTIONS WITH RESPECT TO, SECURITIES,
    DEBT INSTRUMENTS AND OTHER PROPERTY, INSTRUMENTS AND
    RIGHTS OF A FINANCIAL CHARACTER, AND TO ENGAGE IN
    BORROWINGS AND TO PLEDGE OR OTHERWISE ENCUMBER THE
    ASSETS OF THE TRUST.  THE TRUSTEES ALSO SHALL HAVE FULL
    POWER AND AUTHORITY TO EXERCISE ANY RIGHTS OF OWNERSHIP
    WITH RESPECT TO ANY OF THE FOREGOING [to buy and invest the funds in their hands in bonds, stocks, voting trust certificates, notes, certificates of indebtedness, acceptances, certificateq of interest, call loans, commercial paper, repurchase agreements with respect to not more than 25% of the Trust's total assets, financial futures contacts, options on financial futures contracts and on securities indices, and any negotiable instruments however named or described, except as specifically limited in this Section 4, and to make loans of its portfolio securities with respect to not more than 25% of the Trust's total assets. The
    Trustees shall have full power and authority to write call options traded on a national securities exchange on securities which the Trust owns and may purchase options to close out call options written by the Trust.] The Trustees shall not in any WAY [wise] be bound or limited by any present or future law or custom in regard to trust investments but shall have full authority and power to make any and all investments
    [within the above limitations] which they in their uncontrolled discretion may deem proper to accomplish the purposes of the Trust.

Putnam Management recommended the proposed changes to provide the fund with maximum investment flexibility. For example, the amendments would clarify that the fund may purchase and sell options to the fullest extent permitted by law. If the amendments are approved, the fund will, of course, continue to be limited in its investments by its investment objective and policies, the 1940 Act and applicable state securities laws.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.B. AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
     RESPECT TO DIVERSIFICATION

The Trustees are recommending that the Declaration of Trust be amended to delete the restriction with respect to diversification and in connection therewith, the fund's fundamental investment restriction with respect to diversification be revised to grant the fund the maximum investment flexibility permitted by the Investment Company Act of 1940 ("1940 Act"). Under the 1940 Act, the fund, as a diversified fund, generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to this restriction.

The fund's current restriction is more restrictive, and states that:

    "The Trustees shall be limited in the purchase of securities or obligations (other than securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit therefor) to an investment which shall not exceed in value five percent (5%) of the net asset value of the Trust Property at the time of such investment."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not ...

    With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S.
    government or its agencies or instrumentalities."

If the proposed change is approved, the fund will be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restriction would continue to exclude from its limitations U.S. government securities, and would clarify, consistent with the 1940 Act, that U.S. government securities include those securities guaranteed as to principal or interest by the U.S. government or its agencies or
instrumentalities.    Following the amendment, the fund would
continue to be a diversified investment company for purposes of the 1940 Act.

Putnam Management believes that this enhanced flexibility will assist the fund in achieving its investment objective. However, during times when Putnam Management invests a higher percentage of the fund's assets in one or more issuers, the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

Currently, the affirmative vote of a majority of the fund's outstanding shares is required to change this investment restriction because it is contained in the fund's Declaration of Trust. Once removed from the Declaration of Trust, the restriction may be modified or eliminated by the fund with the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.C. AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST
     WITH RESPECT TO INVESTMENTS IN ISSUERS THAT HAVE BEEN IN
     OPERATION FOR LESS THAN THREE YEARS

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fund's fundamental investment restriction which limits the fund's investments in issuers with limited operating histories, which are sometimes referred to as "unseasoned issuers." The current restriction states as follows:

    "nor shall the Trustees invest more than five percent (5%) of the net asset value of the Trust in the securities of any issuer that together with any predecessor thereof has been in continuous operation for less than three (3) years [, and in equity securities of issuers for which market quotations are not readily available (but excluding from such 5% securities the disposition of which is restricted by federal security laws)...."]

The section of the restriction in brackets is proposed to be eliminated by proposal 3.D. below.

Certain state securities laws impose limitations on the fund's ability to invest in unseasoned issuers, but these limitations are less restrictive than the fund's current restriction, and are not required to be contained in a fundamental policy. For these reasons, Putnam Management believes that the fund's current restriction is unnecessarily restrictive and should be eliminated. If this proposal is approved, the Trustees intend to replace this restriction with the following non-fundamental investment restriction, which is the standard restriction expected to be used by other Putnam funds, to comply with current state requirements:


    "The fund may not ...

    Invest in securities of an issuer which, together with any predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, if, as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligations of the U.S. government or its instrumentalities or agencies."

If the proposal is approved, the fund will have the ability to invest up to 5% of its assets in the securities of unseasoned issuers. The new restriction also will exempt U.S. government securities from its limitations to provide the fund with maximum investment flexibility. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

By making this policy non-fundamental, the fund will be able to modify or eliminate the policy to increase investment flexibility without the need for shareholder approval.

Companies which have been in operation for less than three years could have relatively small equity market capitalizations (e.g., under $1 billion). Although these companies may provide greater opportunities for increased investment return, they also involve greater risk. These companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.D. AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
     RESPECT TO THE PURCHASE OF CERTAIN ILLIQUID SECURITIES

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fundamental investment restriction which limits the fund's investments in equity securities for which market quotations are not readily available. The current restriction states as follows:

    "nor shall the Trustees invest more than five percent (5%) of the net asset value of the Trust [in the securities of any issuer that together with any predecessor thereof has been in continuous operation for less than three (3) years, and] in equity securities of issuers for which market quotations are not readily available (but excluding from such 5% securities the disposition of which is restricted by federal security laws)...."

The section of the restriction in brackets is proposed to be eliminated by proposal 3.C. above.

In connection with this proposal, the Trustees are also recommending that the fund's fundamental investment restriction with respect to restricted securities be eliminated. That restriction states that the fund may not

    "Purchase any security the disposition of which is restricted under federal securities laws if as a result more than 15% of the fund's net assets, taken at current value, would be invested in such securities, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily marketable."

Putnam Management believes the above restrictions are no longer necessary in light of current regulatory requirements and the fund's current investment policies. The Staff of the SEC currently takes the position that an illiquid security is a security which is not readily marketable, rather than a security for which market quotations are not readily available. This SEC position is expressed in the fund's current non-fundamental investment restriction which prohibits the fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days. Unlike the current fundamental investment restrictions set for the above, this non-fundamental investment restriction applies to all types of illiquid securities, not just securities, as well as to certain repurchase agreements.
If the proposal is approved, the fund will be able to invest more than 5% of its net assets in equity securities for which market quotations are not readily available.

Putnam Management believes that the fund may benefit from the added flexibility of having the fund's policy with respect to illiquid investments, including restricted securities, contained in a single non-fundamental investment restriction. In the future, the fund will be able to respond more quickly to legal, regulatory and market developments regarding illiquid investments (which might result in the removal of the restriction) because further shareholder approval will not be required to bring the policy in line with these developments.

If the proposed change is approved, the fund, to the extent consistent with its current non-fundamental restriction, will be able to invest a greater percentage of its assets in equity securities for which market quotations are not readily available. Investments in these and other illiquid securities may make it more difficult for the fund to determine the fair value of such securities for purposes of computing the fund's net asset value.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.E. AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
     RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN WHICH
     MANAGEMENT OF THE FUND OR PUTNAM MANAGEMENT OWNS SECURITIES

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam Management owns a certain percentage of securities. The current restriction states that:


    "The Trustees shall not invest in or retain in the portfolio of the Trust the securities of any issuer if officers and Trustees of the Trust and officers and directors of the Managers ... who beneficially own more than one-half of one percent (1/2 of 1%) of the shares or securities of that issuer together own more than five percent (5%)...."

The fund originally adopted this restriction to comply with certain state securities law requirements and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental investment restriction, which is the standard restriction expected to be used by other Putnam funds, to comply with the remaining state requirement:

    "The fund may not. . .

    Invest in the securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities."

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

If the restriction were to be eliminated, the fund would be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam
Management, except to the extent prohibited by the fund's investment policies or the 1940 Act.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.F. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO MAKING LOANS BY PURCHASING SECURITIES

The Trustees are recommending that the fund's fundamental investment restriction relating to making loans through the purchase of certain securities be revised to reflect the standard restriction expected to be used by other Putnam funds and to permit the fund to purchase debt obligations as long as such investment is consistent with the fund's investment objective and policies. The proposed amendment would replace the current exception contained in the restriction which states that the fund may not "make loans, except by purchases of securities of corporations or associations and certain government securities...."

The proposed amended fundamental investment restriction is set forth below. The section of the restriction in brackets is shown as proposed to be amended by proposal 3.G. below.

    "The fund may not ...

    Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, [by entering into repurchase agreements, or by lending its portfolio securities.]"

Putnam Management believes that the increased investment flexibility will assist the fund in achieving its investment objective. Putnam Management believes that the current policy is overly broad and unnecessarily restrictive and could, for example, be read to prevent the fund from purchasing certain government securities. Following the amendment, the fund could invest in any type of debt obligation issued by any type of issuer, including those issued by corporations, partnerships, and government issuers, as long as such investment was consistent with the fund's investment objective and policies.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.G. AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH RESPECT TO
     MAKING LOANS THROUGH REPURCHASE AGREEMENTS AND SECURITIES LOANS

The Trustees are recommending that the fund's fundamental investment restrictions with respect to making loans through repurchase agreements and securities loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to remove any asset limitations on the fund's ability to enter into such transactions. The current restrictions state that:

    "The Trustees shall have full power and authority to buy
    and invest the funds in their hands in.... repurchase
    agreements with respect to not more than 25% of the Trust's total assets.... and to make loans of its portfolio
    securities with respect to not more than 25% of the Trust's total assets."

The proposed amended fundamental investment restriction is set forth below. The section of the restriction in brackets is shown as proposed to be amended by proposal 3.F. above.

    "The fund may not ...

    Make loans, except [by purchase of debt obligations in which the fund may invest consistent with its investment policies,] by entering into repurchase agreements, or by lending its portfolio securities."

Following the amendment, the fund may, consistent with its investment objective and policies, enter into repurchase agreements and securities loans without limit consistent with its investment policies and applicable law. Putnam Management believes that the increased investment flexibility could assist the fund in achieving its investment objective.

When the fund enters into a REPURCHASE AGREEMENT, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a SECURITIES LOAN, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

In connection with these proposed changes, the Trustees are also recommending that the Declaration of Trust be amended to remove these restrictions. Currently, the affirmative vote of a majority of the fund's outstanding shares is required to change these restrictions. Once removed from the Declaration of Trust, the restrictions may be modified or eliminated by the fund with the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at a meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.H. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in the securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

    "Purchase any security if the fund would then own more than 10% of the outstanding voting securities of any one issuer."

The proposed amended fundamental investment restriction is set forth below.

   "The fund may not ...

    With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

Putnam Management believes that limiting this restriction to voting securities and 75% of the fund's total assets will enhance the fund's investment flexibility. Putnam Management has advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective.

The amendment enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total assets. To the extent the fund individually or with other funds and accounts managed by Putnam Management or its affiliates owns all or a major portion of the outstanding securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often have limited product lines, markets or financial resources. The securities of these companies may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.I. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN REAL ESTATE

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds, and to grant the fund the maximum flexibility in light of current regulatory requirements. Although the fund is required to have a fundamental policy with respect to investments in real estate, the fund's current restriction is more restrictive than current state securities law requirements. For this reason, Putnam Management believes that the restriction should be amended to increase the fund's investment flexibility. The current restriction states that the fund may not:

    "Invest in real estate, [commodities, or commodity contracts except that it may purchase or sell financial futures contracts and options thereon.]"

The section of the restriction in brackets is proposed to be amended by proposal 3.M.

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amendment enables the fund to invest in a wide range of real estate-related investments, including investments in companies which deal in real estate, securities which represent interests in real estate and securities secured by real estate. In addition, the fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is unable to meet its obligations. Putnam Management believes that the enhanced flexibility could assist the fund in achieving its investment objective.

To the extent the fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of such investments. In addition, in order to enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.J. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other Putnam funds and to make it clear that the fund may invest more than 25% of its assets in the securities of the U.S. government, its agencies or instrumentalities. The current restriction states that the fund may not:

    "Concentrate more than 25% of the fund's assets in any one industry."

The proposed amended fundamental restriction is set forth below.

    "The fund may not ...

    Purchase securities (other than securities of the U.S.
    government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

Putnam Management believes that this amendment will make it clear that the fund may invest in U.S. government securities without regard to the 25% limit. Putnam Management believes that the current restriction does not prevent the fund from investing in such securities without limit, because the SEC takes the position that U.S. government issuers, including agencies and instrumentalities of the U.S. government, are not members of any industry. However, to avoid any possible ambiguity in the future, Putnam Management believes that this clarification should be made at this time.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.K. AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
     RESPECT TO PLEDGING ASSETS

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fundamental investment restriction which limits the fund's ability to pledge its assets. The current restriction states that the Trustees shall have full power and authority:

    "[To borrow money for the purposes of this Trust but only if, in the opinion of the Trustees, such borrowing is made temporarily for extraordinary or emergency reasons and not for investment purposes; provided, however, that no loan shall be made which, when added to the amount of the then outstanding loans, except those to be paid or refunded therefrom, shall cause the aggregate amount of such loans to exceed ten percent (10%) of the net assets of the Trust taken at current value at the time of the loan;] and the Trustees shall not voluntarily pledge, mortgage, charge or hypothecate or otherwise encumber the assets of the Trust in excess of 10% of its net assets in connection with borrowings permitted by this paragraph....."

The section of the restriction in brackets is proposed to be eliminated by proposal 3.L. below.

Certain state securities laws impose restrictions on the fund's ability to pledge its assets, but these limitations are less restrictive than the fund's current restriction and are not required to be contained in a fundamental policy. For these reasons, Putnam Management believes that the current restriction is unnecessarily restrictive and should be eliminated. If the proposal is approved, the Trustees intend to replace this restriction with the following non-fundamental investment restriction, which reflects the standard restriction expected to be used by other Putnam funds, to comply with current state requirements:

    "The fund may not ...

    Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets
    (taken at cost) in connection with permitted borrowings."

This proposal would enable the fund to pledge up to one-third of its total assets in connection with fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments, futures contracts and options transactions will not be restricted.

Putnam Management believes that the enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 10% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.L. AMENDING THE AGREEMENT AND DECLARATION OF TRUST AND THE
     FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING

The Trustees are recommending that the Declaration of Trust be amended to eliminate the restriction with respect to borrowing.
The current restriction states that the Trustees shall have full power and authority:

    "To borrow money for the purposes of this Trust but
    only if, in the opinion of the Trustees, such
    borrowing is made temporarily for extraordinary or
    emergency reasons and not for investment purposes;
    provided, however, that no loan shall be made which,
    when added to the amount of the then outstanding
    loans, except those to be paid or refunded therefrom,
    shall cause the aggregate amount of such loans to
    exceed ten percent (10%) of the net assets of the
    Trust taken at current value at the time of the loan;
    [and the Trustees shall not voluntarily pledge,
    mortgage, charge or hypothecate or otherwise encumber
    the assets of the Trust in excess of 10% of its net
    assets in connection with borrowings permitted by this
    paragraph.....]"

The section of the restriction in brackets is proposed to be eliminated by proposal 3.K. above.

In connection with this proposal, the Trustees also are recommending amending the fund's fundamental investment restriction with respect to borrowing contained in its Statement of Additional Information. The current restriction states that the fund may not:

    "Borrow money in excess of 10% of its net assets
    (taken at current value) and then only as a temporary measure for extraordinary or emergency reasons and not for investment purposes. (The fund may borrow only from banks and immediately after any such borrowing there must be an asset coverage (total assets of the fund including the amount borrowed less liabilities other than such borrowings) of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the fund is required within three days not including Sundays and holidays to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the fund may have to sell securities at a time when it would be disadvantageous to do so.)"

If this proposal is approved, the Trustees intend to replace these two restrictions with the following fundamental investment restriction:

    "The fund may not . . .

    Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased."

If the proposal is approved, the fund would be able to borrow only from banks with respect to up to 10% of its total assets. The new restriction enables the fund to borrow to meet redemption requests and for extraordinary or emergency purposes. Although the restriction will no longer contain an asset coverage requirement, the fund will still be obligated to meet the asset coverage requirements of the 1940 Act. Putnam Management believes that by removing the asset coverage requirement from the restriction, the fund will be able to respond more quickly to legal or regulatory developments regarding asset coverage because further shareholder approval would not be required to bring the policy in line with these developments.

Currently, the affirmative vote of a majority of the fund's outstanding shares is required to amend the Declaration of Trust and to change this investment restriction. Once this restriction is removed from the Declaration of Trust, it may be modified or eliminated by the fund with the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.M. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO INVESTMENTS IN COMMODITIES OR COMMODITY CONTRACTS

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts be revised to reflect the standard restriction expected to be used by other Putnam funds.
The current restriction states that the fund may not:

    "Invest in [real estate,] commodities, or commodity contracts except that it may purchase or sell financial futures contracts and options thereon."

The section of the restriction in brackets is proposed to be amended by proposal 3.I. above.

The proposed amended fundamental restriction is set forth below.

    "The fund may not ...

    Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction, the fund will be able to engage in a variety of transactions involving the use of financial futures and options and foreign currencies, as well as various other financial transactions which do not involve physical commodities. Although the fund may already engage in many of these activities, Putnam Management believes that the revised language more clearly sets forth the fund's policy. Putnam Management believes this investment flexibility could assist the fund in achieving its investment objective, in part because such strategies often offer opportunities for hedging and increased investment return. The addition of financial transactions not involving physical commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which is the intended focus of the restriction.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.N. AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST WITH
     RESPECT TO MARGIN TRANSACTIONS

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fundamental investment restriction with respect to margin transactions and to replace it with the standard non-fundamental restriction expected to be used by other Putnam funds. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states as follows:

    "nor shall the Trustees engage in any operations for the account of the Trust generally or technically known as... or marginal transactions... provided further, that the Trust may make margin payments in connection with transactions in financial futures contracts or related options."

The fund originally adopted this restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental investment restriction to comply with the remaining state requirement:

    "The fund may not. . .

    Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial contracts or options."

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the SEC position that margin transactions are prohibited under Section 18 of the 1940 Act because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.O. AMENDING THE FUND'S AGREEMENT AND DECLARATION OF TRUST AND
     ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
     WITH RESPECT TO SHORT SALES

The Trustees are recommending that the Declaration of Trust be amended to eliminate the fundamental investment restriction with respect to short sales. The current restriction states as follows:

    "nor shall the Trustees engage in any operations for the account of the Trust generally or technically known as short sales... provided that such limitation shall not prevent any sale of securities by the Trust where the Trust owns at the time of such sale securities equivalent in kind and amount to those sold or where the Trust owns at the time of such sale, securities convertible into securities equivalent in kind and amount to those sold...."

The fund's Statement of Additional Information also contains a fundamental investment restriction which does not allow the fund to engage in short sales, which the Trustees are also recommending be eliminated as part of this proposal.

The fund originally adopted the restrictions to comply with certain state securities laws requirements, and while the restrictions are currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace these two restrictions with the following substantially similar non-fundamental restriction, which reflects the standard restriction expected to be used by other Putnam funds, to comply with the remaining state requirement:

    "The fund may not ...

    Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short."

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

In a typical short sale, the fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a loss to the extent the securities increase in value and a profit to the extent the securities decline in value (after including any associated costs). Since the value of a particular security can increase without limit, the fund could potentially realize losses with respect to short sales where the fund owns or has the right to acquire at no added cost securities identical to those sold short that are significantly greater than the value of the securities at the time they are sold short.

REQUIRED VOTE. Approval of the proposal requires the affirmative vote of the majority of the outstanding shares of the fund.


3.P. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
     MANAGEMENT

The Trustees are recommending that the fund's fundamental investment restriction which states that the fund may not "[invest for the purpose of exercising control or management" be eliminated. Eliminating the restriction would make it clear that the fund can freely exercise its rights as a shareholder of the various companies in which it invests. These rights may include the right to actively oppose or support the management of such companies.

Putnam Management believes that eliminating this restriction will allow the fund maximum flexibility to protect the value of its investments through influencing management of companies in which it invests. Putnam Management believes that the fund should be allowed to freely communicate its views as a shareholder on matters of policy to management, the board of directors, and other shareholders when a policy may affect the value of the fund's investment. Activities in which the fund may engage might include the fund, either individually or with others, seeking changes in a company's goals, management, or board of directors, seeking the sale of some or all of a company's assets, or voting to participate in or oppose a takeover effort with respect to a company. Although Putnam Management believes that the fund currently may engage in many if not all of these activities without necessarily violating this restriction, it believes that eliminating the restriction will eliminate any potential obstacle to the fund in protecting its interests as a shareholder.

This area of corporate activity is highly prone to litigation, and whether or not the restriction is eliminated, the fund could be drawn into lawsuits related to these activities. The fund will direct its efforts toward those instances where Putnam Management believes the potential for benefit to the fund outweighs potential litigation risks.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.Q. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
    RESPECT TO UNDERWRITING

The Trustees are recommending that the fund's fundamental investment restriction with respect to underwriting be revised to reflect standard restriction expected to be used by other Putnam funds. The fund's current restriction states that the fund may not

    "Act as an underwriter except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under certain federal securities laws."

The proposed amended fundamental investment restriction states that the fund may not

    "Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws."

The proposed amended restriction only limits the fund's ability to underwrite the securities of other issuers; the fund would be able to act as an underwriter with respect to its own securities consistent with the 1940 Act and SEC rules. The restriction would continue to contain an exception for the sale by the fund of its portfolio securities.

REQUIRED VOTE. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies.
Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained Tritech Services, Four Corporate Place, Corporate Park 287, Piscataway, New Jersey 08854, to aid in the solicitation of beneficial accounts for a fee not to exceed $15,000 plus reasonable out-of-pocket expenses. Your fund has also retained at its expense D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for beneficial and registered accounts for a fee not to exceed $25,000 plus reasonable out-of-pocket expenses for mailing and phone costs.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH, WITHOUT CHARGE, TO YOU UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203 OR 1-800-225-1581.

FURTHER INFORMATION ABOUT YOUR FUND

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and Thorndike.

OFFICERS AND OTHER INFORMATION. In addition to George Putnam and Lawrence J. Lasser, the officers of your fund are as follows:

                                                     Year first
                                                     elected to
Name (age)                Office                     office
- ----------------------------------------------------------------
Charles E. Porter (57)    Executive Vice President   1989
Patricia C. Flaherty (49) Senior Vice President      1993
John D. Hughes (61)       Senior Vice President
                           & Treasurer               1987
Gordon H. Silver (49)     Vice President             1990
Peter Carman (55)         Vice President             1993
Brett C. Browchuk (33)    Vice President             1994
Thomas V. Reilly (49)     Vice President             1986
Anthony I. Kreisel* (51)  Vice President             1993
David L. King* (40)       Vice President             1993
William N. Shiebler** (54)                           Vice President 1991
John R. Verani (57)       Vice President             1987
Paul M. O'Neil (42)       Vice President             1992
Beverly Marcus (52)       Clerk                      1981
- ----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

ASSETS AND SHARES OUTSTANDING OF YOUR FUND
AS OF JULY 5, 1996

Net assets                                                 $

Class A shares outstanding
and authorized to vote                                shares

Class B shares outstanding
and authorized to vote                                shares

Class M shares outstanding
and authorized to vote                                shares

Class Y shares outstanding
and authorized to vote                                shares

5% BENEFICIAL OWNERSHIP OF YOUR FUND AS OF JUNE 28, 1996

Persons beneficially owning more than 5% of the fund's class A shares

Persons beneficially owning more than 5% of the fund's class B shares

Persons beneficially owning more than 5% of the fund's class M shares

Persons beneficially owning more than 5% of the fund's class Y shares

PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581
PUTNAMINVESTMENTS

THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- ----------------------------------------------------------------

City                                                 State  Zip
- ----------------------------------------------------------------

Telephone
- ----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- ----------------------------------------------------------------
Please fold at perforation before detaching

Proxy for a meeting of shareholders, October 3, 1996, for THE
PUTNAM FUND FOR GROWTH AND INCOME.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of The Putnam Fund For Growth and Income on October 3, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.A.-Q. IN THEIR DISCRETION, THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Note: If you have questions on any of the proposals, please call 1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

- ----------------------------------------------------------------
Shareholder sign here                                   Date

- ----------------------------------------------------------------
Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin,
    J.A. Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
    Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G.
    Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike.

/  /     FOR electing all the nominees
         (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

/  /          WITHHOLD authority to vote for all nominees

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES,
WRITE THOSE NOMINEES' NAMES BELOW:

- -------------------------------------------------------------

PROPOSAL TO:

2.  RATIFY THE SELECTION         FOR      AGAINST    ABSTAIN
  OF PRICE WATERHOUSE LLP
  AS AUDITORS.                   /  /     /  /          /  /

3.A.  AMEND THE FUND'S           /  /     /  /          /  /
  AGREEMENT AND
  DECLARATION OF TRUST
  WITH RESPECT TO THE
  FUND'S PERMITTED
  INVESTMENTS.

3.B.  AMEND THE FUND'S           /  /     /  /          /  /
  AGREEMENT AND
  DECLARATION OF TRUST
  WITH RESPECT TO
  DIVERSIFICATION OF
  INVESTMENTS.

3.C.  AMEND THE FUND'S           /  /     /  /          /  /
  AGREEMENT AND
  DECLARATION OF TRUST
  WITH RESPECT TO
  INVESTMENTS IN ISSUERS
  THAT HAVE BEEN IN
  OPERATION FOR LESS THAN
  THREE YEARS.

3.D.  AMEND THE FUND'S           FOR      AGAINST    ABSTAIN
  AGREEMENT AND/  /              /  /              /  /
  DECLARATION OF TRUST
  WITH RESPECT TO THE
  PURCHASE OF CERTAIN
  ILLIQUID SECURITIES.

3.E.  AMEND THE FUND'S
  AGREEMENT AND                  /  /     /  /          /  /
  DECLARATION OF TRUST
  WITH RESPECT TO
  INVESTMENTS IN
  SECURITIES OF ISSUERS
  IN WHICH MANAGEMENT OF
  THE FUND OR PUTNAM
  INVESTMENT MANAGEMENT, INC.
  OWNS SECURITIES.

3.F.  AMEND THE FUND'S           /  /     /  /          /  /
  FUNDAMENTAL INVESTMENT
  RESTRICTION WITH RESPECT
  TO MAKING LOANS BY
  PURCHASING SECURITIES.

3.G.  AMEND THE FUND'S           /  /     /  /          /  /
  AGREEMENT AND
  DECLARATION OF TRUST
  WITH RESPECT TO MAKING
  LOANS THROUGH REPURCHASE
  AGREEMENTS AND SECURITIES
  LOANS.

3.H.  AMEND THE FUND'S           /  /     /  /          /  /
  FUNDAMENTAL INVESTMENT
  RESTRICTION
  WITH RESPECT TO OWNING
  10% OF THE VOTING SECURITIES
  OF A SINGLE ISSUER.

3.I.  AMEND THE FUND'S           /  /     /  /          /  /
  FUNDAMENTAL
  INVESTMENT RESTRICTIONS
  WITH RESPECT TO
  INVESTMENTS IN REAL
  ESTATE.

3.J.  AMEND THE FUND'S           /  /     /  /          /  /
  FUNDAMENTAL INVESTMENT
  RESTRICTION WITH RESPECT
  TO CONCENTRATION OF ASSETS.

3.K.  AMEND THE FUND'S           /  /     /  /          /  /
  AGREEMENT AND DECLARATION
  OF TRUST WITH RESPECT TO
  PLEDGING ASSETS.

3.L.  AMEND THE FUND'S           /  /     /  /          /  /
  AGREEMENT AND DECLARATION
  OF TRUST AND THE FUND'S
  FUNDAMENTAL INVESTMENT
  RESTRICTION WITH RESPECT
  TO BORROWING.

3.G.  AMEND THE FUND'S           /  /     /  /          /  /
  FUNDAMENTAL INVESTMENT
  RESTRICTION WITH RESPECT
  TO INVESTMENTS IN
  COMMODITIES OR COMMODITY
  CONTRACTS.

3.N.  AMEND THE FUND'S           /  /     /  /          /  /
  AGREEMENT AND
  DECLARATION OF TRUST
  WITH RESPECT TO MARGIN
  TRANSACTIONS.

3.O.  AMEND THE FUND'S           /  /     /  /          /  /
  AGREEMENT AND DECLARATION
  OF TRUST AND ELIMINATE
  THE FUNDS'S FUNDAMENTAL
  INVESTMENT RESTRICTIONS
  WITH RESPECT TO SHORT SALES.

3.P.  ELIMINATE THE              /  /     /  /          /  /
  FUND'S FUNDAMENTAL
  INVESTMENT RESTRICTION
  with respect to investing
  to gain control of a
  company's management.

3.Q.  Amend the fund's           /  /     /  /          /  /
  fundamental investment
  restriction with respect
  to underwriting.